UNITED STATES
SECURITIES

AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM
8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
January 24, 2022

Date of Report (date of earliest

event reported)
CROSSFIRST BANKSHARES, INC.

(Exact name of registrant

as specified in its

charter)
Kansas
001-39028
26-3212879
(State or other jurisdiction of
incorporation or organization)
(Commission File Number) (I.R.S. Employer Identification No.)
11440 Tomahawk Creek Parkway
Leawood
Kansas
(Address of Principal Executive Offices)
66211
(Zip Code)
(
214
)
442-5898

Registrant's telephone

number, including area code
N/A
(Former name or former address,

if changed since

last report.)
Check the appropriate

box below if the Form 8-K filing

is intended to simultaneously

satisfy the filing obligation of

the registrant under
any of the following provisions

(see General Instruction A.2. below):
☐

Written communications

pursuant to Rule 425 under

the Securities Act (17 CFR 230.425)
☐
Soliciting material pursuant

to Rule 14a-12 under the Exchange Act (17 CFR 240.14a

-12)
☐
Pre-commencement communications

pursuant to Rule 14d-2(b)

under the Exchange Act (17 CFR 240.14d-2(b))
☐

Pre-commencement communica

tions pursuant to Rule 13e-4(c) under

the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant

to Section 12(b) of the Act:

Title of each class Trading Symbol(s)
Name of each exchange

on which registered
Common Stock, par value $0.01 per share
CFB
The Nasdaq Stock Market LLC
Indicate by check mark

whether the registrant is an

emerging growth company

as defined in Rule 405

of the Securities Act of 1933
(§230.405 of this chapter)

or Rule 12b-2 of the Securities Exchange

Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company
☒
If an emerging growth

company, indicate by check

mark if the registrant has elected not

to use the extended transition

period for
complying with any

new or revised financial accounting

standards provided pursuant

to Section 13(a) of the Exchange Act.
☐

Item 2.02.
Results of Operations and Financial

Condition.
On January 24,

2022, CrossFirst Bankshares,

Inc. (the “Company”)

issued a press release regarding

its financial results for its fourth

fiscal
quarter of 2021

and year ended December 31,

2021. A

copy of the press release

is attached hereto as Exhibit

99.1 and the Company’s
related investor presentation

is furnished as Exhibit 99.2.

The

information

in

Item

2.02

of

this

Current

Report,

including

Exhibits

99.1,

is

being

“furnished”

and

shall

not

be

deemed

"filed"

for
purposes

of Section

18

of the

Securities

Exchange

Act of

1934,

as amended

(the

“Exchange

Act”), or

incorporated

by

reference

in any
filing

under

the

Securities Act

of

1933,

as

amended,

or

the

Exchange Act,

except

as

expressly

set

forth

by

specific

reference

in

such

a
filing.
Item 9.01.

Financial Statements and

Exhibits.
(d) Exhibits
99.1
Press Release Issued January 24, 2022
99.2
Investor Presentation
104
Cover Page Interactive

Data File (embedded within

the Inline XBRL document)
SIGNATURE
Pursuant

to the

requirements

of the

Securities

and

Exchange

Act of

1934,

the

Registrant

has

duly

caused

this report

to be

signed

on

its
behalf by the undersigned

hereunto duly authorized.
Date:
January 24,

2022
CROSSFIRST BANKSHARES, INC.
By: /s/ Benjamin R. Clouse
Benjamin R. Clouse
Chief Financial Officer